UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21553

Voya Global Equity Dividend and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 29, 2024

Item 1. Reports to Stockholders.

(a)            The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 29, 2024

Voya Global Equity Dividend and Premium Opportunity Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let a fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
MSCI World Value IndexSM	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.

Voya Global Equity Dividend	Principal Investment Strategies and
and Premium Opportunity Fund	Portfolio Managers’ Commentary

Geographic Diversification as of February 29, 2024 (as a percentage of net assets)
United States	66.4%
Japan	6.9%
United Kingdom	4.2%
Australia	2.3%
France	2.2%
Canada	2.2%
Spain	1.9%
Netherlands	1.8%
Hong Kong	1.5%
Italy	1.4%
Countries between 0.1% - 1.3%^	6.7%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

* Includes short-term investments and exchange-traded funds. ^ Includes 12 countries, which each 0.1% - 1.3% of net assets. Portfolio holdings are subject to change daily.

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified closed-end fund. The primary investment objective of the Fund is to seek to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from call option writing. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund’s secondary investment objective is capital appreciation.

Portfolio Management*: The Fund is managed by Vincent Costa, CFA, Susanna Jacob, Justin Montminy, CFA, and Steve Wetter, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.

Equity Portfolio Construction: The Fund seeks to invest in a portfolio of equity securities included in the MSCI World Value Index SM (the “Index”) and will select securities based upon quantitative analysis. The Sub-Adviser creates a target universe that consists of dividend paying securities by screening for companies that exhibit stable dividend yields within each industry sector. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the portfolio’s target dividend yield, which is expected to be higher than the Index in aggregate, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Fund will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively lower level of volatility.

Top Ten Holdings as of February 29, 2024 (as a percentage of net assets)
Johnson & Johnson	1.8%
Merck & Co., Inc.	1.8%
AbbVie, Inc.	1.7%
Chevron Corp.	1.4%
Procter & Gamble Co.	1.3%
PepsiCo, Inc.	1.2%
Cisco Systems, Inc.	1.2%
Verizon Communications, Inc.	1.1%
Amgen, Inc.	1.0%
Cigna Group	1.0%

Portfolio holdings are subject to change daily.

In evaluating investments for the Fund, the Sub-Adviser normally expects to take into account environmental, social, and governance (“ESG”) factors, to determine whether any or all of those factors might have a material effect on the value, risks, or prospects of a company. The Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research as material to a particular company or the industry in which it operates and on third-party evaluations of a company’s ESG standing. The Sub-Adviser may give environmental, social, and governance factors equal consideration or may focus on one or more of those factors as the Sub-Adviser considers appropriate. The Sub-Adviser may consider specific ESG metrics or a company’s progress or lack of progress toward meeting ESG targets. ESG factors will be only one consideration in the Sub-Adviser’s evaluation of any potential investment, and the effect, if any, of ESG factors on the Sub-Adviser’s decision whether to invest in any case will vary depending on the judgment of the Sub-Adviser.

The Fund’s Integrated Option Strategy: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by primarily selling call options on selected indices and/or on individual securities and/or exchange traded funds (“ETFs”).

The Fund’s call option writing is determined based on stock outlook, market opportunities and option price volatility. The Fund seeks to sell call options that are generally short-term (between 10 days and three months until expiration) and at-the money, out-of-the-money, or near-the-money. The underlying value of such calls will generally represent 35% to 75% of the value of the Fund’s portfolio. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Call options can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker dealers and financial institutions.

Principal Investment Strategies and	Voya Global Equity Dividend
Portfolio Managers’ Commentary	and Premium Opportunity Fund

The Fund may seek to partially hedge the foreign currency risk inherent in its international equity holdings. The Fund may hedge currency exposure by selling the international currencies forward. The Fund may also hedge currencies by buying out-of-the-money puts on international currencies versus the U.S. dollar and financing them by writing out-of-the-money foreign exchange (“FX”) calls.

The Fund may also invest in other derivative instruments, such as futures, for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets, market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

Additionally, the Fund retains the ability to partially hedge against significant market declines by buying out-of-the-money put options on regional or country indices, such as the S&P 500® Index, the FTSE 100, the Nikkei, the Euro Stoxx 50 or any other broad-based global or regional securities index with an active derivatives market.

Performance: Based on net asset value (“NAV”), the Fund provided a total return of 8.45% for the year ended February 29, 2024.(1) This NAV return reflects an decrease in the Fund’s NAV from $5.97 on February 28, 2023 to $5.89 on February 29, 2024, after taking into account monthly distributions. Based on its share price as of February 29, 2024, the Fund provided a total return of 4.79% for the year.(1) This share price return reflects a decrease in the Fund’s share price from $5.35 on February 28, 2023 to $5.10 on February 29, 2024, after taking into account monthly distributions. The Index returned 12.69% for the reporting period. During the year, the Fund made monthly distributions totaling $0.48 per share, which were characterized as $0.30 per share from return of capital and $0.18 per share from net investment income(2). As of February 29, 2024, the Fund had 78,868,514 shares outstanding.

Portfolio Specifics: Equity Portfolio: The strategy underperformed the reference Index during the reporting period. In terms of portfolio performance attribution, size factor was the largest detractor while the core model and the higher dividend yield contributed. Within the core model, the sentiment indicator contributed the most.

Regionally, stock selection in Europe contributed to results, while selection in North America detracted.

At the sector level, stock selection was strongest among the energy, materials and health care sectors. At the individual stock level, key contributors included exposure to non-benchmark stocks Sage Group plc and NVIDIA Corp. and not owning Exxon Mobil Corp.

Conversely, stock selection was negative in information technology, consumer staples and consumer discretionary sectors. Among the key detractors were not owning Toyota Motor Corp., Intel Corp. and Broadcom Inc.

Option Portfolio: The Fund's covered call strategy seeks to generate premiums and retain some potential for upside appreciation. This strategy detracted from returns during the period as the positive performance of the equity markets resulted in losses on the short call options. The Fund implemented this strategy by typically writing call options on regional indices, the selection and allocation of which resulted from an optimization intended to track closely the Fund's reference index. The strike prices of the options written were typically out-of-the-money or near-the-money, with maturities of around six weeks at inception.

Current Strategy and Outlook: After a strong year for capital markets, many investors entered 2024 with an upbeat outlook. We are generally optimistic about the year ahead but in our opinion, we see a few factors that could limit the upside potential for stocks.

We believe the progress on inflation and the resilience of American consumers and corporations is encouraging, and U.S. companies appear, in our view, to be on sound financial footing. We expect disinflation to continue, as core personal consumption expenditures inflation has trended sharply lower, and supply chain issues have eased considerably. However, we also foresee weaker wage growth and consumer spending as the lagging impact of tighter monetary policy filters into the U.S. labor market. Despite our slowing growth outlook and expectation of modestly higher unemployment, we are not forecasting a significant deterioration in the jobs market.

In our view, obstacles to the upside potential in U.S. equities this year include slower economic growth, expensive valuations and optimistic forecasts of rate cuts. Even with these challenges, we believe that current macroeconomic conditions present opportunities for investors to benefit from divergences in global policy and business cycles.

Voya Global Equity Dividend	Principal Investment Strategies and
and Premium Opportunity Fund	Portfolio Managers’ Commentary

* Effective March 1, 2024, Peg DiOrio was removed as one of the portfolio managers to the Fund. In addition, effective December 31, 2023, Paul Zemsky retired from Voya Investment Management Co. LLC and is no longer one of the portfolio managers to the Fund. Lastly, effective September 30, 2023, Susanna Jacob was added as a portfolio manager to the Fund.

(1) Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2) The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Principal Investment Strategies and	Voya Global Equity Dividend
Portfolio Managers’ Commentary	and Premium Opportunity Fund

Average Annual Total Returns for the Periods Ended February 29, 2024
	1 Year	5 Year	10 Year
Voya Global Equity Dividend and Premium Opportunity Fund at Market Value	4.79%	4.15%	4.34%
MSCI World Value IndexSM	12.69%	7.39%	6.08%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Dividend and Premium Opportunity Fund against the reference index indicated. The reference index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in a reference index.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

The Fund’s performance prior to May 6, 2019 reflects returns achieved by a different sub-adviser and pursuant to a different investment objective and principal investment strategies. If the Fund’s current sub-adviser, objective and strategies had been in place for the prior period, the performance information shown would have been different.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Voya Global Equity Dividend and Premium Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”), including the portfolio of investments, as of February 29, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the five-year period ended February 28, 2019, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

April 26, 2024

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2024

ASSETS:
Investments in securities at fair value*	$456,889,524
Short-term investments at fair value†	3,756,000
Cash pledged as collateral for OTC derivatives (Note 2)	5,430,000
Foreign currencies at value‡	21,219
Receivables:
Investment securities and currencies sold	20,089
Dividends	1,026,476
Interest	2,117
Foreign tax reclaims	546,265
Unrealized appreciation on forward foreign currency contracts	1,649,560
Prepaid expenses	3,423
Other assets	35,328
Total assets	469,380,001
LIABILITIES:
Payable for investment securities and currencies purchased	20,110
Payable for fund shares redeemed	100
Payable for investment management fees	308,037
Payable to custodian due to bank overdraft	206,990
Payable to trustees under the deferred compensation plan (Note 6)	35,328
Payable for trustee fees	1,148
Other accrued expenses and liabilities	221,473
Written options, at fair value^	4,313,969
Total liabilities	5,107,155
NET ASSETS	$464,272,846
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$484,245,851
Total distributable loss	(19,973,005)
NET ASSETS	$464,272,846
* Cost of investments in securities	$406,930,156
† Cost of short-term investments	$3,756,000
‡ Cost of foreign currencies	$21,215
^ Premiums received on written options	$2,726,035

Net assets	$464,272,846
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	78,868,514
Net asset value	$5.89

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended February 29, 2024

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$17,025,009
Interest	58,442
Other	2,836
Total investment income	17,086,287
EXPENSES:
Investment management fees	3,901,595
Transfer agent fees	22,951
Shareholder reporting expense	271,190
Registration fees	2,306
Professional fees	129,761
Custody and accounting expense	95,504
Trustee fees	11,477
Miscellaneous expense	98,385
Total expenses	4,533,169
Net investment income	12,553,118
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,085,091
Forward foreign currency contracts	786,248
Foreign currency related transactions	211,857
Written options	(10,053,002)
Net realized loss	(4,969,806)
Net change in unrealized appreciation (depreciation) on:
Investments	25,735,855
Forward foreign currency contracts	1,109,143
Foreign currency related transactions	(8,965)
Written options	(3,941,286)
Net change in unrealized appreciation (depreciation)	22,894,747
Net realized and unrealized gain	17,924,941
Increase in net assets resulting from operations	$30,478,059
* Foreign taxes withheld	$691,371

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 29, 2024	February 28, 2023
FROM OPERATIONS:
Net investment income	$12,553,118	$11,931,243
Net realized gain (loss)	(4,969,806)	16,704,410
Net change in unrealized appreciation (depreciation)	22,894,747	(21,706,257)
Increase in net assets resulting from operations	30,478,059	6,929,396

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)	(14,676,082)	(18,455,453)
Return of capital	(23,385,851)	(20,012,674)
Total distributions	(38,061,933)	(38,468,127)

FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased	(4,373,276)	(5,342,366)
Net decrease in net assets resulting from capital share transactions	(4,373,276)	(5,342,366)
Net decrease in net assets	(11,957,150)	(36,881,097)

NET ASSETS:
Beginning of year or period	476,229,996	513,111,093
End of year or period	$464,272,846	$476,229,996

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance													Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions										Ratios to average net assets

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)
02-29-24	5.97	0.16•	0.24	0.40	0.18	—	0.30	0.48	—	5.89	5.10	8.45	4.79	464,273	0.99	0.99	2.73	69
02-28-23	6.36	0.15•	(0.06)	0.09	0.23	—	0.25	0.48	—	5.97	5.35	2.45	(1.04)	476,230	0.96	0.94	2.43	77
02-28-22	6.01	0.12•	0.69	0.81	0.16	—	0.32	0.48	0.02	6.36	5.90	14.60	16.80	513,111	1.01	0.99	1.90	64
02-28-21	6.26	0.12•	0.11	0.23	0.06	—	0.42	0.48	—	6.01	5.47	5.65	9.44	571,059	0.97	0.97	2.01	74
02-29-20	7.02	0.18	(0.31)	(0.13)	0.18	—	0.45	0.63	—	6.26	5.50	(1.69)	(7.57)	607,858	1.01	1.00	2.52	122
02-28-19	8.03	0.14	(0.42)	(0.28)	0.17	0.11	0.45	0.73	—	7.02	6.56	(2.91)	(3.63)	681,558	1.25	1.20	1.88	39
02-28-18	8.01	0.15	0.60	0.75	0.30	—	0.43	0.73	—	8.03	7.56	10.28	14.08	779,108	1.23	1.20	1.87	33
02-28-17	7.52	0.19	1.18	1.37	0.62	—	0.26	0.88	—	8.01	7.29	20.78	26.97	777,289	1.23	1.20	2.39	31
02-29-16	9.31	0.18	(1.06)	(0.88)	0.77	—	0.14	0.91	—	7.52	6.51	(8.90)(5)	(13.92)	733,729	1.23	1.20	2.10	29
02-28-15	10.05	0.22	(0.05)	0.17	0.91	—	—	0.91	—	9.31	8.53	2.47	3.92	908,601	1.22	1.20	2.23	31

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, total return would have been (9.51)%.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024

NOTE 1 — ORGANIZATION

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability Company, to serve as the Sub-Adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written in its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time.

Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, the United States experiences a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of February 29, 2024, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,649,560 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of February 29, 2024. As of February 29, 2024, the Fund did not receive any cash collateral for its open OTC derivative transactions.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 29, 2024, the Fund had a liability position of $4,313,969 on written options with credit related contingent features. If a contingent feature would have been triggered as of February 29, 2024, the Fund could have been required to pay this amount in cash to its counterparties. As of February 29, 2024, the Fund had pledged $5,430,000 in cash collateral for its open OTC derivatives transactions. There were no credit events during the year ended February 29, 2024 that triggered any credit related contingent features.

H. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

During the year ended February 29, 2024, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV.

During the year ended February 29, 2024, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $1,249,167 and $63,962,117, respectively. Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts at February 29, 2024.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. The Fund purchases and sells futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund did not enter into any futures contracts during the year ended February 29, 2024.

I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund’s option strategy seeks to reduce volatility of total returns and to supplement distributions by selling call options and the Fund may also purchase put options on equity indices.

During the year ended February 29, 2024, the Fund had an average notional amount on written equity options of $228,333,848. Please refer to the table within the Portfolio of Investments for open written equity options at February 29, 2024.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments for the year ended February 29, 2024, excluding short-term securities, were $314,874,543 and $354,474,098 , respectively.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 0.85% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 29, 2024, there were no preferred shares outstanding.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

accordance with the Fund’s investment objectives, policies and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.00% of average daily managed assets.

With the exception of the non-recoupable management fee waiver, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

As of February 29, 2024, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through March 1, 2025 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased	Net increase (decrease)
Year or period ended	#	#	($)	($)
2/29/2024	(883,951)	(883,951)	(4,373,276)	(4,373,276)
2/28/2023	(977,869)	(977,869)	(5,342,366)	(5,342,366)

Share Repurchase Program

Effective April 1, 2024, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2025, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2023, the Fund could have purchased, over the one year period ended March 31, 2024, up to 10% of its stock in open market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share. The open-market share repurchase program does not obligate the Fund to repurchase any dollar amount or number of shares of its stock.

For the year ended February 29, 2024, the Fund repurchased 883,951 shares, representing approximately

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024 (continued)

NOTE 7 — CAPITAL SHARES (continued)

1.12% of the Fund’s outstanding shares for a net purchase price of $4,373,276 (including commissions of $22,099). Shares were repurchased at a weighted-average discount from NAV per share of 13.88% and a weighted-average price per share of $4.92.

For the year ended February 28, 2023, the Fund repurchased 977,869 shares, representing approximately 1.23% of the Fund’s outstanding shares for a net purchase price of $5,342,366 (including commissions of $24,447). Shares were repurchased at a weighted-average discount from NAV per share of 10.82% and a weighted-average price per share of $5.44.

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund's tax year-end of December 31, 2024. The composition of distributions presented below may differ from amounts presented elsewhere in this report due to differences in calculations between GAAP (book) and tax. The tax composition of dividends and distributions paid as of the Fund's most recent tax year-ends was as follows:

Tax Year Ended		Tax Year Ended
December 31, 2023		December 31, 2022
Ordinary	Return of	Ordinary	Return of
Income	Capital	Income	Capital
$14,688,203	$23,444,447	$18,000,577	$20,545,778

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

Unrealized				Total
Appreciation/	Capital Loss Carryforwards			Distributable
(Depreciation)	Amount	Character	Other	Earnings/(Loss)

$34,081,611	$(54,076,560)	Short-term	$(3,513,293)	$(32,353,600)
	(8,845,358)	Long-term
$(62,921,918)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of February 29, 2024, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 9 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators

NOTES TO FINANCIAL STATEMENTS as of February 29, 2024 (continued)

NOTE 9 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 10 — MARKET DISRUPTION AND GEOPOLITICAL

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 11 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 29, 2024, the Fund made distributions of:

Per Share	Declaration	Payable	Record
Amount	Date	Date	Date
$0.040	2/15/2024	3/15/2024	3/4/2024
$0.040	3/15/2024	4/15/2024	4/2/2024

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Global Equity Dividend	PORTFOLIO OF INVESTMENTS
and Premium Opportunity Fund	as of February 29, 2024

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.5%
	Australia: 2.3%
54,666	Ampol Ltd.	$1,401,358	0.3
304,389	Aurizon Holdings Ltd.	754,406	0.2
194,958	Brambles Ltd.	1,914,293	0.4
428,226	Medibank Pvt Ltd.	1,000,753	0.2
147,221	QBE Insurance Group Ltd.	1,656,972	0.4
968,460	Telstra Group Ltd.	2,406,349	0.5
178,905	Transurban Group	1,576,552	0.3
		10,710,683	2.3
	Bermuda: 1.0%
33,218	Axis Capital Holdings Ltd.	2,078,450	0.4
7,007	Everest Re Group Ltd.	2,584,742	0.6
		4,663,192	1.0
	Brazil: 0.4%
80,679	XP, Inc. - Class A	1,907,252	0.4

	Canada: 2.2%
38,905	Cenovus Energy, Inc.	677,967	0.2
17,368	iA Financial Corp., Inc.	1,077,030	0.2
30,862	Parkland Corp.	987,157	0.2
17,690	Pembina Pipeline Corp.	615,627	0.1
15,637	Rogers Communications, Inc. - Class B	692,008	0.2
53,601	Suncor Energy, Inc.	1,841,664	0.4
29,990	TELUS Corp.	523,054	0.1
18,294	Thomson Reuters Corp.	2,887,895	0.6
10,481	West Fraser Timber Co. Ltd.	843,484	0.2
		10,145,886	2.2
	Denmark: 0.6%
94,408	Danske Bank A/S	2,777,498	0.6

	Finland: 0.5%
9,502	Elisa Oyj	427,953	0.1
166,349	Nordea Bank Abp	2,024,552	0.4
		2,452,505	0.5
	France: 2.2%
80,642	AXA SA	2,871,011	0.6
16,163	BNP Paribas SA	970,105	0.2
59,243	Getlink SE	1,011,486	0.2
227,571	Orange SA	2,608,641	0.6
14,890	Sanofi	1,419,236	0.3
8,115	Thales SA	1,203,566	0.3
		10,084,045	2.2
	Germany: 1.1%
7,492	Allianz SE	2,057,720	0.4
31,586	Daimler Truck Holding AG	1,290,429	0.3
7,442	Heidelberg Materials AG	722,611	0.2
12,664 (1)	Scout24 SE	920,860	0.2
		4,991,620	1.1
	Hong Kong: 1.5%
561,000	BOC Hong Kong Holdings Ltd.	1,473,865	0.3
310,500	CK Hutchison Holdings Ltd.	1,568,361	0.3
489,000	Hang Lung Properties Ltd.	524,851	0.1
21,500	Jardine Matheson Holdings Ltd.	901,172	0.2
143,100	Link REIT	709,577	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
195,500	Power Assets Holdings Ltd.	$1,173,225	0.2
440,000	SITC International Holdings Co. Ltd.	724,507	0.2
		7,075,558	1.5
	Israel: 0.2%
103,000	Bank Leumi Le-Israel BM	863,620	0.2

	Italy: 1.4%
817,152	Intesa Sanpaolo SpA	2,602,148	0.6
97,291 (1)	Poste Italiane SpA	1,141,161	0.2
76,239	UniCredit SpA	2,553,599	0.6
		6,296,908	1.4
	Japan: 6.9%
76,500	Asahi Kasei Corp.	532,285	0.1
109,200	Central Japan Railway Co.	2,746,367	0.6
67,300	Chubu Electric Power Co., Inc.	837,633	0.2
48,000	Daiwa House Industry Co. Ltd.	1,385,974	0.3
388,600	ENEOS Holdings, Inc.	1,676,649	0.4
34,100	Japan Airlines Co. Ltd.	636,857	0.1
88,300	Japan Post Bank Co. Ltd.	941,517	0.2
303,300	Japan Post Holdings Co. Ltd.	2,927,204	0.6
126,100	Japan Tobacco, Inc.	3,275,637	0.7
18,600	NEC Corp.	1,255,449	0.3
1,279,900	Nippon Telegraph & Telephone Corp.	1,556,571	0.3
20,200	Nitto Denko Corp.	1,857,269	0.4
5,300	Obic Co. Ltd.	830,002	0.2
30,700	ORIX Corp.	645,024	0.1
62,000	SCSK Corp.	1,143,568	0.3
22,900	Secom Co. Ltd.	1,671,063	0.4
29,700	Seiko Epson Corp.	480,772	0.1
47,600	Sekisui Chemical Co. Ltd.	671,135	0.1
112,000	Sekisui House Ltd.	2,494,877	0.5
47,300	Sumitomo Mitsui Financial Group, Inc.	2,635,299	0.6
47,000	Takeda Pharmaceutical Co. Ltd.	1,374,572	0.3
35,800	USS Co. Ltd.	623,179	0.1
		32,198,903	6.9
	Jordan: 0.2%
39,010	Hikma Pharmaceuticals PLC	968,114	0.2

	Netherlands: 1.8%
714,903	Koninklijke KPN NV	2,613,303	0.6
60,368	NN Group NV	2,694,088	0.6
18,969	Wolters Kluwer NV	2,995,585	0.6
		8,302,976	1.8
	New Zealand: 0.1%
161,319	Spark New Zealand Ltd.	497,971	0.1

	Norway: 0.3%
56,055	Aker BP ASA	1,360,661	0.3

	Singapore: 0.3%
1,513,200	Genting Singapore Ltd.	1,024,028	0.2

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend	PORTFOLIO OF INVESTMENTS
and Premium Opportunity Fund	as of February 29, 2024 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore (continued)
45,700	Oversea-Chinese Banking Corp. Ltd.	$441,412	0.1
		1,465,440	0.3
	Spain: 1.9%
28,755	ACS Actividades de Construccion y Servicios SA	1,182,495	0.3
7,694 (1)	Aena SME SA	1,461,782	0.3
53,905	Industria de Diseno Textil SA	2,398,134	0.5
66,882	Red Electrica Corp. SA	1,064,117	0.2
90,552	Repsol SA	1,438,426	0.3
343,497	Telefonica SA	1,409,224	0.3
		8,954,178	1.9
	Sweden: 0.7%
104,197	Svenska Handelsbanken AB - Class A	1,246,178	0.3
30,738	Swedbank AB - Class A	676,017	0.1
480,354	Telia Co. AB	1,143,304	0.3
		3,065,499	0.7
	Switzerland: 1.3%
36,760	Holcim AG	3,000,335	0.6
23,423	Novartis AG, Reg	2,363,324	0.5
3,387	Roche Holding AG	885,569	0.2
		6,249,228	1.3
	United Kingdom: 4.2%
153,366	Amcor PLC	1,389,496	0.3
179,268	BAE Systems PLC	2,813,927	0.6
92,593	British American Tobacco PLC	2,751,087	0.6
391,032	Centrica PLC	622,163	0.1
31,838	GSK PLC	666,006	0.1
109,539	Imperial Brands PLC	2,359,737	0.5
161,370	Sage Group PLC	2,542,013	0.6
57,062	Smiths Group PLC	1,161,756	0.3
486,099	Vodafone Group PLC	426,997	0.1
33,363	Whitbread PLC	1,393,582	0.3
11,953	Willis Towers Watson PLC	3,258,507	0.7
		19,385,271	4.2
	United States: 66.4%
44,632	AbbVie, Inc.	7,857,464	1.7
2,859	Acuity Brands, Inc.	718,295	0.2
20,492	AECOM	1,820,304	0.4
39,184	Agree Realty Corp.	2,153,161	0.5
8,207	ALLETE, Inc.	464,845	0.1
10,246	Allison Transmission Holdings, Inc.	771,831	0.2
81,156	Altria Group, Inc.	3,320,092	0.7
28,031	Amdocs Ltd.	2,556,427	0.6
38,431	American Electric Power Co., Inc.	3,273,937	0.7
1,402	Ameriprise Financial, Inc.	571,119	0.1
14,180	AmerisourceBergen Corp.	3,340,808	0.7
14,541	AMETEK, Inc.	2,619,997	0.6
16,829	Amgen, Inc.	4,608,285	1.0
7,365	Aon PLC - Class A	2,327,266	0.5
46,331	Apartment Income REIT Corp.	1,404,756	0.3
18,170	AptarGroup, Inc.	2,552,158	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
13,663	Assurant, Inc.	$2,479,151	0.5
12,738	Atmos Energy Corp.	1,438,248	0.3
10,424	Automatic Data Processing, Inc.	2,617,779	0.6
4,173	AvalonBay Communities, Inc.	738,746	0.2
49,090	Avnet, Inc.	2,287,103	0.5
78,096	Baker Hughes Co.	2,310,861	0.5
78,690	Bristol-Myers Squibb Co.	3,993,518	0.9
38,518	Brixmor Property Group, Inc.	870,892	0.2
15,761	Brown & Brown, Inc.	1,327,234	0.3
25,777	Cardinal Health, Inc.	2,886,508	0.6
44,038	Chevron Corp.	6,694,216	1.4
24,763	Church & Dwight Co., Inc.	2,479,272	0.5
13,649	Cigna Group	4,587,975	1.0
3,279	Cintas Corp.	2,061,212	0.4
110,683	Cisco Systems, Inc.	5,353,737	1.2
53,986	Citigroup, Inc.	2,995,683	0.6
15,325	CME Group, Inc.	3,376,864	0.7
23,477	CNO Financial Group, Inc.	626,601	0.1
24,868	Coca-Cola Co.	1,492,577	0.3
42,309	Colgate-Palmolive Co.	3,660,575	0.8
41,750	Commerce Bancshares, Inc.	2,172,670	0.5
70,664	Coterra Energy, Inc.	1,821,718	0.4
18,173	CSX Corp.	689,484	0.1
52,727	CVS Health Corp.	3,921,307	0.8
58,997	Dow, Inc.	3,296,752	0.7
38,578	DT Midstream, Inc.	2,223,250	0.5
21,457	DTE Energy Co.	2,324,866	0.5
41,207	Edison International	2,802,900	0.6
23,555	Electronic Arts, Inc.	3,285,451	0.7
4,899	Elevance Health, Inc.	2,455,624	0.5
24,109	Emerson Electric Co.	2,576,047	0.6
12,217	EOG Resources, Inc.	1,398,358	0.3
96,934	Equitrans Midstream Corp.	1,036,224	0.2
46,002	Equity Residential	2,769,780	0.6
5,202	Erie Indemnity Co. - Class A	2,116,590	0.5
35,129	Essent Group Ltd.	1,881,861	0.4
49,600	Evergy, Inc.	2,457,184	0.5
21,457	Fortive Corp.	1,826,634	0.4
50,553	Gaming and Leisure Properties, Inc.	2,299,150	0.5
45,246	General Mills, Inc.	2,903,888	0.6
15,237	General Motors Co.	624,412	0.1
24,393	Genpact Ltd.	829,362	0.2
65,716	Gentex Corp.	2,400,605	0.5
16,846	Genuine Parts Co.	2,514,434	0.5
49,443	Gilead Sciences, Inc.	3,564,840	0.8
51,939	H&R Block, Inc.	2,542,414	0.5
38,236	Hartford Financial Services Group, Inc.	3,664,538	0.8
7,901	HF Sinclair Corp.	438,506	0.1
5,396	Humana, Inc.	1,890,327	0.4
4,072	Ingredion, Inc.	478,989	0.1
16,913	International Bancshares Corp.	877,616	0.2

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend	PORTFOLIO OF INVESTMENTS
and Premium Opportunity Fund	as of February 29, 2024 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
20,334	Iridium Communications, Inc.	$588,669	0.1
52,584	Johnson & Johnson	8,486,006	1.8
12,102	JPMorgan Chase & Co.	2,251,698	0.5
24,130	Kimberly-Clark Corp.	2,923,832	0.6
26,758	Leidos Holdings, Inc.	3,421,278	0.7
22,088	LKQ Corp.	1,154,982	0.3
1,422	Lockheed Martin Corp.	608,957	0.1
38,463	Loews Corp.	2,889,725	0.6
17,742	Marsh & McLennan Cos., Inc.	3,588,674	0.8
4,192	McDonald's Corp.	1,225,238	0.3
5,125	McKesson Corp.	2,672,226	0.6
64,184	Merck & Co., Inc.	8,160,996	1.8
35,381	MetLife, Inc.	2,467,471	0.5
134,792	MGIC Investment Corp.	2,681,013	0.6
6,523	Mondelez International, Inc. - Class A	476,636	0.1
24,783	MSC Industrial Direct Co., Inc. - Class A	2,501,596	0.5
28,840	National Fuel Gas Co.	1,405,662	0.3
61,705	National Retail Properties, Inc.	2,510,776	0.5
24,274	NetApp, Inc.	2,163,299	0.5
3,273	NewMarket Corp.	2,100,186	0.5
70,479	NiSource, Inc.	1,836,683	0.4
35,022	NorthWestern Corp.	1,678,254	0.4
3,170	NVIDIA Corp.	2,507,850	0.5
11,631	ONE Gas, Inc.	693,208	0.2
25,096	OneMain Holdings, Inc.	1,185,284	0.3
67,657	Patterson Cos., Inc.	1,832,828	0.4
34,581	PepsiCo, Inc.	5,717,623	1.2
64,522	Pfizer, Inc.	1,713,704	0.4
48,717	Philip Morris International, Inc.	4,382,581	0.9
26,229	Phillips 66	3,737,895	0.8
28,413	Pinnacle West Capital Corp.	1,941,460	0.4
9,240	PPG Industries, Inc.	1,308,384	0.3
37,440	Procter & Gamble Co.	5,950,714	1.3
13,715	Qualcomm, Inc.	2,164,090	0.5
14,050	Reinsurance Group of America, Inc.	2,484,743	0.5
8,326	Reliance Steel & Aluminum Co.	2,674,478	0.6
168,693	Rithm Capital Corp.	1,828,632	0.4
55,578	Rollins, Inc.	2,449,322	0.5
16,608	Ryder System, Inc.	1,894,973	0.4
29,334	Sempra Energy	2,070,980	0.4
7,881	Sherwin-Williams Co.	2,616,728	0.6
9,808	Snap-on, Inc.	2,703,673	0.6
31,893	Sonoco Products Co.	1,807,695	0.4
41,700	SS&C Technologies Holdings, Inc.	2,658,792	0.6
30,094	Synchrony Financial	1,242,882	0.3
28,175	TEGNA, Inc.	394,732	0.1
23,420	Texas Instruments, Inc.	3,918,869	0.8
17,757	Travelers Cos., Inc.	3,923,587	0.8
5,937	UnitedHealth Group, Inc.	2,930,503	0.6
55,542	Unum Group	2,746,552	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
24,149	Valero Energy Corp.	$3,416,118	0.7
133,182	Verizon Communications, Inc.	5,329,944	1.1
93,410	VICI Properties, Inc.	2,795,761	0.6
72,277	Wells Fargo & Co.	4,017,878	0.9
118,296	Wendy's Co.	2,142,341	0.5
7,036	Xcel Energy, Inc.	370,727	0.1
		308,074,666	66.4
	Total Common Stock
	(Cost $402,665,495)	452,491,674	97.5

EXCHANGE-TRADED FUNDS: 0.9%
24,375	iShares MSCI EAFE Value ETF	1,271,156	0.3
18,257	iShares Russell 1000 Value ETF	3,126,694	0.6
		4,397,850	0.9

	Total Exchange-Traded Funds
	(Cost $4,264,661)	4,397,850	0.9
	Total Long-Term Investments
	(Cost $406,930,156)	456,889,524	98.4

SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
3,756,000 (2)	Goldman Sachs Financial Square Government Fund, Institutional Class, 5.190% (Cost $3,756,000)	$3,756,000	0.8

	Total Short-Term Investments
	(Cost $3,756,000)	3,756,000	0.8
	Total Investments in Securities
	(Cost $410,686,156)	$460,645,524	99.2
	Assets in Excess of Other Liabilities	3,627,322	0.8
	Net Assets	$464,272,846	100.0

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	Rate shown is the 7-day yield as of February 29, 2024.

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend	PORTFOLIO OF INVESTMENTS
and Premium Opportunity Fund	as of February 29, 2024 (continued)

Percentage
Sector Diversification	of Net Assets
Financials	21.7%
Health Care	15.6
Industrials	13.2
Consumer Staples	9.1
Energy	7.1
Information Technology	5.9
Utilities	5.7
Communication Services	5.4
Materials	5.3
Consumer Discretionary	4.6
Real Estate	3.9
Exchange-Traded Funds	0.9
Short-Term Investments	0.8
Assets in Excess of Other Liabilities	0.8
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend	PORTFOLIO OF INVESTMENTS
and Premium Opportunity Fund	as of February 29, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 29, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 29, 2024
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$10,710,683	$—	$10,710,683
Bermuda	4,663,192	—	—	4,663,192
Brazil	1,907,252	—	—	1,907,252
Canada	10,145,886	—	—	10,145,886
Denmark	—	2,777,498	—	2,777,498
Finland	—	2,452,505	—	2,452,505
France	—	10,084,045	—	10,084,045
Germany	—	4,991,620	—	4,991,620
Hong Kong	901,172	6,174,386	—	7,075,558
Israel	—	863,620	—	863,620
Italy	—	6,296,908	—	6,296,908
Japan	—	32,198,903	—	32,198,903
Jordan	—	968,114	—	968,114
Netherlands	—	8,302,976	—	8,302,976
New Zealand	497,971	—	—	497,971
Norway	—	1,360,661	—	1,360,661
Singapore	—	1,465,440	—	1,465,440
Spain	—	8,954,178	—	8,954,178
Sweden	—	3,065,499	—	3,065,499
Switzerland	—	6,249,228	—	6,249,228
United Kingdom	4,648,003	14,737,268	—	19,385,271
United States	308,074,666	—	—	308,074,666
Total Common Stock	330,838,142	121,653,532	—	452,491,674
Exchange-Traded Funds	4,397,850	—	—	4,397,850
Short-Term Investments	3,756,000	—	—	3,756,000
Total Investments, at fair value	$338,991,992	$121,653,532	$—	$460,645,524
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,649,560	—	1,649,560
Total Assets	$338,991,992	$123,303,092	$—	$462,295,084
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(4,313,969)	$—	$(4,313,969)
Total Liabilities	$—	$(4,313,969)	$—	$(4,313,969)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend	PORTFOLIO OF INVESTMENTS
and Premium Opportunity Fund	as of February 29, 2024 (continued)

At February 29, 2024, the following forward foreign currency contracts were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,304,115	JPY	2,280,000,000	The Bank of New York Mellon	03/19/24	$1,058,888
USD	20,054,586	EUR	18,300,000	The Bank of New York Mellon	03/19/24	263,413
USD	5,387,016	AUD	8,000,000	The Bank of New York Mellon	03/19/24	184,473
USD	5,092,927	CAD	6,800,000	The Bank of New York Mellon	03/19/24	81,286
USD	8,014,740	GBP	6,300,000	The Bank of New York Mellon	03/19/24	61,500
						$1,649,560

At February 29, 2024, the following OTC written equity options were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

		Put/	Expiration	Exercise		Number of	Notional		Premiums
Description	Counterparty	Call	Date	Price		Contracts	Amount		Received	Fair Value
Consumer Staples
Select Sector SPDR
Fund	Citibank N.A.	Call	03/22/24	USD	73.840	452,743	USD	33,706,716	$335,981	$(549,317)
Financial Select Sector
SPDR Fund	Citibank N.A.	Call	04/05/24	USD	40.700	1,709,678	USD	68,968,411	953,658	(920,954)
FTSE 100 Index	UBS AG	Call	03/08/24	GBP	7,711.440	5,108	GBP	38,974,142	391,333	(65,676)
Health Care Select
Sector SPDR Fund	Citibank N.A.	Call	04/05/24	USD	149.340	171,784	USD	24,877,759	275,335	(74,692)
Industrial Select Sector	Royal Bank of
SPDR Fund	Canada	Call	03/22/24	USD	118.120	274,476	USD	33,211,596	398,347	(975,142)
Nikkei 225 Index	BNP Paribas	Call	03/08/24	JPY	36,108.580	84,470	JPY	3,308,368,069	371,381	(1,728,188)
									$2,726,035	$(4,313,969)

Currency Abbreviations:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	EU Euro
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 29, 2024 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,649,560
Total Asset Derivatives		$1,649,560
Liability Derivatives
Equity contracts	Written options, at fair value	$4,313,969
Total Liability Derivatives		$4,313,969

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend	PORTFOLIO OF INVESTMENTS
and Premium Opportunity Fund	as of February 29, 2024 (continued)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 29, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Equity contracts	$—	$(10,053,002)	$(10,053,002)
Foreign exchange contracts	786,248	—	786,248
Total	$786,248	$(10,053,002)	$(9,266,754)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Equity contracts	$—	$(3,941,286)	$(3,941,286)
Foreign exchange contracts	1,109,143	—	1,109,143
Total	$1,109,143	$(3,941,286)	$(2,832,143)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 29, 2024:

	BNP Paribas	Citibank N.A.	Royal Bank of Canada	The Bank of New York Mellon	UBS AG	Total
Assets:
Forward foreign currency contracts	$—	$—	$—	$1,649,560	$—	$1,649,560
Total Assets	$—	$—	$—	$1,649,560	$—	$1,649,560
Liabilities:
Written options	$1,728,188	$1,544,963	$975,142	$—	$65,676	$4,313,969
Total Liabilities	$1,728,188	$1,544,963	$975,142	$—	$65,676	$4,313,969
Net OTC derivative instruments by counterparty, at fair value	$(1,728,188)	$(1,544,963)	$(975,142)	$1,649,560	$(65,676)	$(2,664,409)
Total collateral pledged by the Fund/(Received from counterparty)	$1,690,000	$1,544,963	$840,000	$—	$65,676	$4,140,639
Net Exposure(1),(2)	$(38,188)	$—	$(135,142)	$1,649,560	$—	$1,476,230

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At February 29, 2024, the Fund had pledged $1,730,000 and $1,170,000 in cash collateral to Citibank N.A. and UBS AG, respectively. Excess cash collateral is not shown for financial reporting purposes.

At February 29, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $408,569,444.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$67,159,543
Gross Unrealized Depreciation	(17,756,331)
Net Unrealized Appreciation	$49,403,212

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the tax year ended December 31, 2023 were as follows:

Fund Name	Type	Per Share Amount
Voya Global Equity Dividend and Premium Opportunity Fund	NII	$0.1848
	ROC	$0.2952

NII — Net investment income

ROC — Return of capital

Of the ordinary distributions made during the tax year ended December 31, 2023, 58.51% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the tax year ended December 31, 2023, 100.00% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:

1	At this meeting, a proposal was submitted to elect two members of the Board of Trustees to represent the interests of the holders of the Fund, with these individuals to serve as Class III Trustees, for a term of three years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Global Equity Dividend and Premium Opportunity Fund was held virtually on July 13, 2023.

		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class III Trustees	Voya Global Equity Dividend and
	Premium Opportunity Fund
	Martin J. Gavin	1*	60,273,007.857	5,154,395.381	0.000	0.000	65,427,403.238
	Joseph E. Obermeyer	1*	54,393,077.857	11,034,325.381	0.000	0.000	65,427,403.238

*       Proposal Passed.

After the July 13, 2023 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, John V. Boyer, Patricia Chadwick* Sheryl K. Pressler, and Christopher P. Sullivan.

*       Retired from the Board upon the close of business on December 31, 2023.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020-Present October 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	138	Stanley Global Engineering 2020–Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	February 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008– December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258	Trustee	August 2015–Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006–Present	Consultant (May 2001–Present).	138	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015–Present	Retired.	138	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2024.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023-Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020–Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022-Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	May 2005–Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	January 2005-Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022–Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023-Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022-Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023-Present September 2020-Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006-Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012-Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	January 2005–Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022-Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013-Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Freddee McGough (1965) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President	November 2019-Present	Assistant Vice President, Voya Investment Management (September 2001–Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022-Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022-Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018-Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT MANAGEMENT CONTRACT AND

SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the registered fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser. The Board also noted that the Manager actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions that the Fund pays.

Further, the Board considered periodic compliance reports it receives from the Fund’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (an independent provider of registered fund data) category and primary benchmark, a broad-based securities market index, as well as the hypothetical model performance of the Fund’s options overlay strategy applied to the Fund’s primary benchmark during different market conditions. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Fund’s Chief Investment Risk Officer.

The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s pursuit of an investment strategy that is not tied directly to an index. The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance).

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund/Portfolio and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a registered fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks. The Board also considered that, in comparison to certain other products managed by the Manager, including open-end funds, there are additional portfolio management challenges in managing closed-end funds, such as the Fund, including those associated with less liquid holdings.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding the Fund’s more recent performance and asset levels. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board was provided with information showing that the Fund seeks to construct a diversified portfolio with an options overlay that is intended to enhance returns over a full market cycle, but may lag the broader markets during upswings, and reviewed the difference between the Fund’s performance and the hypothetical model performance of the Fund’s options overlay strategy applied to the Fund’s primary benchmark during different market conditions. The Board also considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the first quintile of its Morningstar category for the one-year period and the fifth quintile for the year-to-date, three-year, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed.

In analyzing this performance data, the Board took into account management’s representations regarding the impact of security selection and the Fund’s options overlay on its performance during certain periods.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2024.

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited)

Principal Risks

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.

Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, reference rate, or index. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Certain derivatives in which the Fund may invest may be negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying instruments may experience periods of illiquidity which could cause the Fund to hold a position it might otherwise sell, or to sell a position it otherwise might hold at an inopportune time or price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other jurisdictions outside of the European Union, including the United Kingdom) has implemented or is in the process of implementing similar requirements, which may affect the Fund when it enters into a derivatives transaction with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and, in the meantime, central clearing and related requirements expose the Fund to different kinds of costs and risks.

Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Fund’s ability to execute its investment strategy may be limited.

Environmental, Social and/or Governance: The Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund depends on the operation of quantitative methods and models whose design reflects qualitative and subjective judgments of the Sub-Adviser, including reliance on, or incorporation of, data in respect of ESG factors that may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund's assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited) (continued)

not invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Fund will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.

Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. To the extent the Fund invests in securities of issuers in markets outside the U.S., its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; wars; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting, auditing and financial reporting standards and practices; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses.

Economic or other sanctions imposed on a foreign (non-U.S.) country or issuer by the U.S. or on the U.S. by a foreign (non-U.S.) country, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In addition, foreign withholding or other taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign (non-U.S.) investments. Depositary receipts are subject to risks of foreign (non-U.S.) investments and might not always track the price of the underlying foreign (non-U.S.) security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.

The United Kingdom (the “UK”) left the European Union (the “EU”) on January 31, 2020 (commonly known as “Brexit”) and entered into an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which govern the economic, trade, and security relations between the UK and EU. The transition period concluded on December 31, 2020 and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the relationship between the UK and the EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit and how the financial markets will be affected. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less developed or liquid markets. In certain emerging

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited) (continued)

market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign (non-U.S.) countries. Investors in foreign (non-U.S.) countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign (non-U.S.) issuers or persons is limited. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses.

In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Fund. Proprietary investment models used by the Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the proprietary investment models. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Fund’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Fund’s volatility may not be lower than that of the Fund’s Index during all market cycles due to market factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize artificial intelligence) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.

Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund, which could cause the Fund to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress.

Manager: The Fund is subject to manager risk because it is an actively managed investment portfolio. The Investment Adviser, the Sub-Adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results. The loss of their services could have an adverse impact on the Investment Adviser’s or Sub-Adviser’s ability to achieve the investment objectives. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different applications by different managers. One manager’s value approach may be different from that of another, and one manager’s growth approach may be different from that of another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited) (continued)

than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Fund to achieve its investment objectives.

Market Capitalization: Stocks fall into three broad market capitalization categories—large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.

Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

Operational: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses or impairing the Fund’s operations. Information relating to the Fund’s investments has been and will in the future be delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may not be secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.

Option Writing: When the Fund writes a covered call option on a security, it assumes the risk that it must sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, the Fund continues to bear the risk of a decline in the value of the underlying security.

When the Fund writes an index call option, it assumes the risk that it must pay the purchaser of the option a cash payment equal to any appreciation in the value of the index over the strike price of the call option during the option’s

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited) (continued)

term. While the amount of the Fund’s potential loss is offset by the premium received when the option was written, the amount of the loss is theoretically unlimited. When writing a covered call option, the Fund may be unable to sell the underlying security during the term of the option, including to take advantage of new investment opportunities. If a covered call option written by the Fund expires unexercised, the Fund will realize a capital gain equal to the premium received at the time the option was written; however, in return for the premium received, the Fund gives up the opportunity to profit from any price increase in the underlying security above the exercise price during the term of the option, and, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.

There can be no assurances that the option strategy will be effective and that the Fund will be able to exercise a transaction at a desirable price and time.

Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.

Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.

The Fund seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, the Fund will be protected to the extent the Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. The Fund is protected by its securities lending agent, which has agreed to indemnify the Fund from losses resulting from borrower default.

ADDITIONAL INFORMATION (Unaudited)

The following information is a summary of certain changes since February 29, 2024. The information may not reflect all of the changes that have occurred since you purchased the Fund. During the period, there were no material changes in the Fund’s investment objective or fundamental policies. During the period there have been changes to the portfolio management team. Effective March 1, 2024, Peg DiOrio was removed as one of the portfolio managers to the Fund. In addition, effective December 31, 2023, Paul Zemsky retired from Voya Investment Management Co. LLC and is no longer one of the portfolio managers to the Fund. Lastly, effective September 30, 2023, Susanna Jacob was added as a portfolio manager to the Fund.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The Fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the sub-advisers to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”).The Fund may in the future adopt a Managed Distribution Policy.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of

ADDITIONAL INFORMATION (Unaudited) (continued)

the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Application of Control Share Provisions of the Delaware Statutory Trust Act

Under Delaware law, which became automatically applicable to listed closed-end funds such as the Fund upon its effective date of August 1, 2022 (the “DSTA Control Share Statute”), if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an aggregate amount that equals or exceeds certain percentage thresholds specified under the DSTA Control Share Statute (beginning at 10% or more of the Fund’s shares) (“control share acquisitions”), the shareholder’s ability to vote certain of these shares will be limited by operation of state law unless action is taken by the Board of Trustees or by a vote of shareholders of the Fund to exempt such shares from the provisions of the statute. The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition. The Fund may have no or only a limited ability to identify when a control share acquisition has occurred absent notice from a shareholder of a control share acquisition. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

ADDITIONAL INFORMATION (Unaudited) (continued)

Key Financial Dates — Calendar 2024 Distributions:

Declaration Date	Ex Date	Record Date	Payable Date
January 16, 2024	February 1, 2024	February 2, 2024	February 15, 2024
February 15, 2024	March 1, 2024	March 4, 2024	March 15, 2024
March 15, 2024	April 1, 2024	April 2, 2024	April 15, 2024
April 15, 2024	May 1, 2024	May 2, 2024	May 15, 2024
May 15, 2024	June 3, 2024	June 3, 2024	June 17, 2024
June 17, 2024	July 1, 2024	July 1, 2024	July 15, 2024
July 15, 2024	August 1, 2024	August 1, 2024	August 15, 2024
August 15, 2024	September 3, 2024	September 3, 2024	September 16, 2024
September 16, 2024	October 1, 2024	October 1, 2024	October 15, 2024
October 15, 2024	November 1, 2024	November 1, 2024	November 15, 2024
November 15, 2024	December 2, 2024	December 2, 2024	December 16, 2024
December 16, 2024	December 30, 2024	December 30, 2024	January 15, 2025

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The number of record holders of common stock as of February 29, 2024, was 68, which does not include approximately 36,660 beneficial owners of shares held in the name of brokers or other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 24, 2023 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Form N-CSR, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Transfer Agent	Custodian
Computershare, Inc. 480 Washington Boulevard Jersey City, New Jersey 07310-1900	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Legal Counsel
Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern Time on any business day for account or other information at (800) 992-0180.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	163065 (0224)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Christopher P. Sullivan are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Sullivan are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal years ended February 29, 2024 and February 28, 2023.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $26,770 for the year ended February 29, 2024 and $26,770 for the year ended February 28, 2023.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended February 29, 2024 and $0 for the year ended February 28, 2023.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $7,995 for the year ended February 29, 2024 and $7,800 for the year ended February 28, 2023. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 29, 2024 and $0 for the year ended February 28, 2023.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.            Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.            Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.            Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.            Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.       Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.            Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.            Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved:    November 16, 2023

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:            January 1, 2024 to December 31, 2024

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended, February 29, 2024 and February 28, 2023; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2024	2023
Voya Global Equity Dividend and Premium Opportunity Fund	$7,995	$7,800
Voya Investments, LLC (1)	$21,656,780	$10,659,560

__________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(I)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Martin J. Gavin, and Christopher P. Sullivan.

b.	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING Policy

VOYA FUNDS

VOYA iNVESTMENTS, LLC

Date Last Revised: March 16, 2023

Introduction

This document sets forth the proxy voting procedures (“Procedures”) and guidelines (“Guidelines”), collectively the “Proxy Voting Policy”, that Voya Investments, LLC (“Adviser”) shall follow when voting proxies on behalf of the Voya funds for which it serves as investment adviser (each a “Fund” and collectively, the “Funds”). The Funds’ Boards of Directors/Trustees (“Board”) have approved the Proxy Voting Policy.

The Board may determine to delegate proxy voting to a sub-adviser of one or more Funds (rather than to the Adviser) in which case the sub-adviser’s proxy policies and procedures for implementation on behalf of such Fund (a “Sub-Adviser-Voted Fund”) shall be subject to Board approval. Sub-Adviser-Voted Funds are not covered under the Proxy Voting Policy except as described in the Reporting and Record Retention section below relating to vote reporting requirements. Sub-Adviser-Voted Funds are governed by the applicable sub-adviser’s respective proxy policies provided that the Board has approved such policies.

The Proxy Voting Policy incorporates principles and guidance set forth in relevant pronouncements of the U.S. Securities and Exchange Commission (“SEC”) and its staff regarding the Adviser’s fiduciary duty to ensure that proxies are voted in a timely manner and that voting decisions are always in the Funds’ best interest.

Pursuant to the Policy, the Adviser’s Active Ownership team (“AO Team”) is delegated the responsibility to vote the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ behalf.

The engagement of a Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) shall be subject to the Board’s initial approval and annual Board review and approval thereafter. The AO Team is responsible for Proxy Advisory Firm oversight and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

The Board’s Compliance Committee (“Compliance Committee”) shall review the Proxy Voting Policy not less than annually and these documents shall be updated as appropriate. No material changes to the Proxy Voting Policy shall become effective without Board approval. The Compliance Committee may approve non-material amendments for immediate implementation subject to full Board ratification at its next regularly scheduled meeting.

Adviser’s Roles and Responsibilities

Active Ownership Team

The AO Team shall direct the Proxy Advisory Firm to vote proxies on the Funds’ and Adviser’s behalf in connection with annual and special shareholder meetings (except those regarding bankruptcy matters and/or related plans of reorganization).

The AO Team is responsible for overseeing the Proxy Advisory Firm and voting the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ and the Adviser’s behalf.

The AO Team is authorized to direct the Proxy Advisory Firm to vote Fund proxies in accordance with the Proxy Voting Policy. Responsibilities assigned to the AO Team or activities in support thereof may be performed by such members of the Proxy Committee (as defined in the Proxy Committee section below) or employees of the Adviser’s affiliates as the Proxy Committee deems appropriate.

The AO Team is also responsible for identifying potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Adviser, the Funds’ principal underwriters, or an affiliated person of the Funds. The AO Team shall identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; analyses of Voya’s clients, distributors, broker-dealers, and vendors; and information derived from other sources including but not limited to public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is required to coordinate with the Funds’ custodians to ensure that those firms process all proxy materials they receive relating to portfolio securities in a timely manner. To the extent applicable the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. The Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

Proxy Committee

The Proxy Committee shall ensure that the Funds vote proxies consistent with the Proxy Voting Policy. The Proxy Committee accordingly reviews and evaluates this Policy, oversees the development and implementation thereof, and resolves ad hoc issues that may arise from time to time. The Proxy Committee is comprised of senior leaders of Voya Investment Management, including fundamental research, ESG research, active ownership, compliance, legal, finance, and operations of the Adviser. The Proxy Committee membership may be amended at the Adviser’s discretion from time to time. The Board will be informed of any membership changes quarterly at the next regularly scheduled meeting.

Investment Professionals

The Funds’ sub-advisers and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. Investment Professionals are encouraged to submit recommendations to the AO Team regarding any proxy voting-related proposals relating to the portfolio securities over which they have daily portfolio management responsibility including proxy contests, proposals relating to issuers with dual class shares with superior voting rights, and/or mergers and acquisitions.

PROXY VOTING PROCEDURES

Vote Classification

Within-Guidelines Votes: Votes in Accordance with these Guidelines

A vote cast in accordance with these Guidelines is considered Within-Guidelines.

Out-of-Guidelines Votes: Votes Contrary to these Guidelines

A vote that is contrary to these Guidelines may be cast when the AO team and/or Proxy Committee determine that application of these Guidelines is inappropriate under the circumstances. A vote is considered contrary to these Guidelines when such vote contradicts the approach outlined in the Policy.

A vote would not be considered contrary to these Guidelines for cases in which these Guidelines stipulate a Case-by-Case consideration or an Investment Professional provides a written rationale for such vote.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm shall refer proxy proposals to the AO Team for consideration when the Procedures and Guidelines indicate a “Case-by-Case” consideration. Additionally, the Proxy Advisory Firm shall refer a proxy proposal under circumstances in which the application of the Procedures and Guidelines is uncertain, appears to involve unusual or controversial issues, or is silent regarding the proposal.

Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The AO Team shall review matters requiring Case-by-Case consideration to determine whether such proposals require an Investment Professional and/or Proxy Committee input and a vote determination.

Non-Votes: Votes in which No Action is Taken

The AO Team shall make reasonable efforts to secure and vote all Fund proxies. Nevertheless a Fund may refrain from voting under certain circumstances including, but not limited to:

●	The economic effect on shareholder interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with fractional shares), securities no longer held in a Fund, or a proxy is being considered for a Fund no longer in existence.
●	The cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share-blocking practices may impose trading restrictions on the relevant portfolio security).

Conflicts of Interest

The Adviser shall act in the Funds’ best interests and strive to avoid conflicts of interest.

Conflicts of interest may arise in situations in which, but not limited to:

●	The issuer is a vendor whose products or services are material to the Funds, the Adviser, or their affiliates;
●	The issuer is an entity participating to a material extent in the Funds’ distribution;
●	The issuer is a significant executing broker-dealer for the Funds and/or the Adviser;
●	Any individual who participates in the voting process for the Funds, including:
○	Investment Professionals;
○	Members of the Proxy Committee;
○	Employees of the Adviser;
○	Board Directors/Trustees; and
○	Individuals who serve as a director or officer of the issuer.
●	The issuer is Voya Financial.

Investment Professionals, the Proxy Advisory Firm, the Proxy Committee, and the AO Team shall disclose any potential conflicts of interest and/or confirm they do not have conflicts of interest relating to their participation in the voting process for portfolio securities.

The AO Team shall call a meeting of the Proxy Committee if a potential conflict exists and a member (or members) of the AO Team wishes to vote contrary to these Guidelines or an Investment Professional provides input regarding a meeting and has confirmed a conflict exists with regard thereto. The Proxy Committee shall then consider the matter and vote on a best course of action.

The AO Team shall use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. If the Proxy Committee cannot meet its quorum requirements by the voting deadline it shall execute the vote in accordance with these Guidelines.

The Adviser shall maintain records regarding any determinations to vote contrary to these Guidelines including those in which a potential Voya Investment Management Conflict exists. Such records shall include the rationale for the contrary vote.

Potential Conflicts with a Proxy Issuer

The AO Team shall identify potential conflicts with proxy issuers. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, Proxy Committee members shall disclose to the AO Team any potential conflicts of interests with an issuer prior to discussing the Proxy Advisory Firm’s recommendation.

Proxy Committee members shall advise the AO Team in the event they believe a potential or perceived conflict of interest exists that may preclude them from making a vote determination in the Funds’ best interests. The Proxy Committee member may elect recusal from considering the relevant proxy. Proxy Committee members shall complete a Conflict of Interest Report when they verbally disclose a potential conflict of interest.

Investment Professionals shall also confirm that they do not have any potential conflicts of interest when submitting vote recommendations to the AO Team.

The AO Team gathers and analyzes the information provided by the:

●	Proxy Advisory Firm;
●	Adviser;
●	Funds’ principal underwriters;
●	Fund affiliates;
●	Proxy Committee members;
●	Investment Professionals; and
●	Fund Directors and Officers.

Assessment of the Proxy Advisory Firm

On the Board’s and Adviser’s behalf the AO Team shall assess whether the Proxy Advisory Firm:

●	Is independent from the Adviser;
●	Has resources that indicate it can competently provide analysis of proxy issues;
●	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners; and
●	Has adequate compliance policies and procedures to:
○	Ensure that its proxy voting recommendations are based on current and accurate information; and
○	Identify and address conflicts of interest.

The AO Team shall utilize and the Proxy Advisory Firm shall comply with such methods for completing the assessment as the AO Team may deem reasonably appropriate. The Proxy Advisory Firm shall also promptly notify the AO Team in writing of any material changes to information it previously provided to the AO Team in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are funds-of-funds1 (each a “Fund-of-Funds” and collectively, “Funds-of-Funds”) shall “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Funds indicated on Voya’s website (www.voyainvestments.com). Meaning that if the Fund-of-Funds must vote on a proposal with respect to an underlying investment issuer the Fund-of-Funds shall vote its interest in that underlying fund in the same proportion as all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds shall vote as follows:

●	If the Fund-of-Funds and the underlying fund are solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds shall vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
●	If the Fund-of-Funds is solicited to vote on a proposal for an underlying fund (e.g., a new sub-adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Adviser shall determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund2 (e.g., any Voya fund), while not a Fund-of-Funds shall have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

●	Each Investing Fund shall “echo” vote its interests in an underlying fund if the underlying fund has shareholders other than the Investing Fund;
●	In the event an underlying fund has no other shareholders and the Investing Fund and the underlying fund are solicited to vote on the same proposal, the Investing Fund shall vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and
●	In the event an underlying fund has no other shareholders, and no corresponding proposal exists at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund shall request instructions from its own shareholders as to how it should vote its interest in an underlying master fund either directly or in the case of an insurance-dedicated Fund through an insurance product or retirement plan.

1 Invest in underlying funds beyond 12d-1 limits.

2 Invest in underlying funds but not beyond 12d-1 limits.

When a Fund is a feeder in a master-feeder structure, proxies for the master fund’s portfolio securities shall be voted pursuant to the master fund’s proxy voting policies and procedures. As such, Feeder Funds shall not be subject to the Procedures and Guidelines except as described in the Reporting and Record Retention section below.

Securities Lending

Many of the Funds participate in securities lending arrangements that generate additional revenue for the Fund. Accordingly, the Fund is unable to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, members of the Proxy Committee or AO Team may request that the Fund’s securities lending agent recall securities on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund as well as the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote to be “material” in the context of the portfolio(s) they manage. They may therefore request that the Proxy Committee review lending activity on behalf of their portfolio(s) with respect to the relevant security and consider recalling and/or restricting the security. The Proxy Committee shall give primary consideration to relevant Investment Professional input in its determination as to whether a given proxy vote is material and if the associated security should accordingly be restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes the AO Team shall use best efforts to consider and, when appropriate, act upon such requests on a timely basis. Any relevant Investment Professional may submit a request to review lending activity in connection with a potentially material vote for the Proxy Committee’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Adviser-Voted Fund shall post on the Voya Funds’ website its proxy voting record or a link to the prior one-year period ended June 30. The proxy voting record for each Fund and each Sub-Adviser-Voted Fund shall also be available on Form N-PX in the SEC’s EDGAR database on its website. For any Fund that is a feeder within a master-feeder structure, no proxy voting record related to the portfolio securities owned by the master fund shall be posted on the Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database shall be included in the Fund’s Form N-PX and posted on the Funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above shall be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each quarterly Compliance Committee meeting the AO Team shall provide to the Compliance Committee a report outlining each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines; and/or
2.	When the Proxy Committee did not agree with an Investment Professional’s recommendation, as assessed when the Investment Professional raises a potential conflict of interest.

The report shall include the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation as applicable, and the reasons for voting or recommending an Out-of-Guidelines Vote or in the case of (2) above a vote which differed from that recommended by the Investment Professional.

Reporting by the AO Team on behalf of the Adviser

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

●	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm;

●	A record of each vote cast on behalf of a Fund;
●	A copy of any Adviser-created document that was material to making a proxy vote decision or that memorializes the basis for that decision;
●	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund;
●	A record of all recommendations from Investment Professionals to vote contrary to these Guidelines;
●	All proxy questions/recommendations that have been referred to the Compliance Committee; and
●	All applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation shall be retained for a minimum of six years.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm shall retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. Additionally, the Proxy Advisory Firm shall be responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

PROXY VOTING GUIDELINES

Introduction

Proxies shall be voted in the Funds’ best interests. These Guidelines summarize the Funds’ positions regarding certain matters of importance to shareholders and provide an indication as to how the Funds’ ballots shall be voted for certain types of proposals. These Guidelines are not exhaustive and do not provide guidance on all potential voting matters. Proposals may be addressed on a CASE-BY-CASE basis rather than according to these Guidelines when assessing the merits of available rationale and disclosure.

These Guidelines apply to securities of publicly traded issuers and to those of privately held issuers if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered on a CASE-BY-CASE basis.

Investment Professionals are encouraged to submit recommendations to the AO Team regarding proxy voting matters relating to the portfolio securities over which they have daily portfolio management responsibility. Investment Professionals may submit recommendations in connection with any proposal and they are likely to receive requests for recommendations relating to proxies for private equity or fixed income securities and/or proposals relating to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported where implementation would contravene such requirements.

General Policies

The Funds generally support the recommendation of an issuer’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is utilized.

The rationale and vote recommendation from Investment Professionals shall receive primary consideration with respect to CASE-BY-CASE proposals considered on the relevant Fund’s behalf.

The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Shareholder proposals shall not be supported if they impose excessive costs and/or are overly restrictive or prescriptive. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

In the event competing shareholder and board proposals appear on the same agenda at uncontested proxies, the shareholder proposal shall not be supported and the management proposal shall be supported when the management proposal meets the factors for support under the relevant topic/policy (e.g., Allocation of Income and Dividends); the competing proposals shall otherwise be considered on a CASE-BY-CASE basis.

International Policies

Companies incorporated outside the U.S. are subject to the following U.S. policies if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. policies may also be applied to issuers incorporated outside the U.S. (e.g., issuers with a significant base of U.S. operations and employees).

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds shall:

●	Vote AGAINST international proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal due to inadequate relevant disclosure by the issuer or time provided for consideration of such disclosure;
●	Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends support when:
●	The issuer or market transitions to better practices (e.g., committing to new regulations or governance codes);
●	The market standard is stricter than the Fund’s Guidelines; and/or
●	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these Guidelines may be overridden in any case as provided for in the Procedures. Similarly, the Procedures outline the proposals with Guidelines that prescribe a firm voting position that may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate, in such circumstances the AO Team may deem it appropriate to seek input from the relevant Investment Professional(s).

Proxy Contests:

Votes in contested elections on shall be considered on a CASE-BY-CASE basis with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds may indicate disagreement with an issuer’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns fault or assigns an association.

The Funds shall withhold support from director(s) deemed responsible in cases in which the Funds’ disagreement is assigned to the board of directors. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds shall apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review. For example:

●	Relevant committee chair;
●	Relevant committee member(s); and/or
●	Board chair.

If any director to whom responsibility has been attributed is not standing for election (e.g., the board is classified) support shall typically not be withheld from other directors in their stead. Additionally, the Funds shall typically vote FOR a director in connection with issues the Proxy Advisory Firm raises if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns the Proxy Advisory Firm cited.

The Funds shall vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the individual when a director holds one seat as an individual plus an additional seat as a representative of a legal entity.

Bundled Director Slates

The Funds shall WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:

●	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
●	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
●	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

For issuers with multiple slates in Italy, the Funds shall follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Funds expect boards and key committees to have an appropriate level of independence and shall accordingly consider the Proxy Advisory Firm’s standards to determine that adequate level of independence. A director would be deemed non-independent if the individual had/has a relationship with the issuer that could potentially influence the individual’s objectivity causing the inability to satisfy fiduciary standards on behalf of shareholders. Audit, compensation/remuneration, and nominating and/or governance committees are considered key committees and should be 100% independent. The Funds shall consider the Proxy Advisory Firm’s standards and generally accepted best practice (collectively “Independence Expectations”) with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations relating to board independence.

The Funds shall consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet Independence Expectations. Additionally, the Funds shall:

●	WITHHOLD support from the non-independent nominating committee chair or non-independent board chair, and if necessary, fewest non-independent directors, including the Founder, Chair, or Chief Executive Officer (“CEO”) if their removal would achieve the independence requirements across the remaining board or key committee, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election;

●	WITHHOLD support from the nominating committee chair or board chair if the board chair is non-independent and the board does not have a lead independent director;

●	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet Independence Expectations;

●	WITHHOLD support from key committee slates if they contain non-independent directors; and/or

●	WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves or appears to serve as a key committee, the board has not established a key committee, or the board and/or a key committee(s) does not meet Independence Expectations.

Self-Nominated/Shareholder-Nominated Director Candidates

The Funds shall consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis and shall WITHHOLD support from the candidate when:

●	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the issuer);
●	The candidate’s agenda is not in line with the long-term best interests of the issuer; or
●	Multiple self-nominated candidates are considered to constitute a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

The Funds shall vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), nominating, and/or governance committee, provided that bundled slates may be supported if no slate nominee serves on relevant committee(s) except in cases in which best market practice otherwise dictates.

The Funds shall consider other concerns regarding committee members on a CASE-BY-CASE basis.

Board Member Roles and Responsibilities

Attendance

The Funds shall WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings with no valid reason for the absences or if their two-year attendance record cannot be ascertained from available disclosure (e.g., the issuer did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without valid reasons for their absences).

The Funds shall WITHHOLD support from nominating committee members according to the Vote Accountability Guideline if a director has three or more years of poor attendance without a valid reason for their absences.

The Funds shall apply a two-year attendance policy relating to statutory auditors at Japanese issuer meetings.

Over-boarding

The Funds shall vote AGAINST directors who serve on:

●	More than two public issuer boards and are named executive officers at any public issuer, and shall WITHHOLD support only at their outside board(s);
●	Six or more public issuer boards; or
●	Four or more public issuer boards and is Board Chair at two or more public issuers and shall WITHHOLD support on boards for which such director does not serve as chair.

The Funds shall vote AGAINST shareholder proposals limiting the number of public issuer boards on which a director may serve.

Combined Chair / CEO Role

The Funds shall vote FOR directors without regard to recommendations that the position of chair should be separate from that of CEO or should otherwise require independence unless other concerns requiring Case-by-Case consideration arise (e.g., a former CEO proposed as board chair).

The Funds shall consider shareholder proposals that require that the positions of chair and CEO be held separately on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets

When cumulative or net voting applies, the Funds shall follow the Proxy Advisory Firm’s recommendation to vote FOR nominees, such as when the issuer assesses that such nominees are independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Board Diversity

United States:

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline if no women are on the issuer’s board. The Funds shall consider directors on a CASE-BY-CASE basis if gender diversity existed prior to the most recent annual meeting.

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when the board has no apparent racially or ethnically diverse members. The Funds shall consider directors on a CASE-BY-CASE basis if racial and/or ethnic diversity existed prior to the most recent annual meeting.

Diversity (Shareholder Proposals):

The Funds shall generally vote FOR shareholder proposals that request the issuer to improve/promote gender and/or racial/ethnic diversity and/or gender and/or racial/ethnic diversity-related disclosure.

International:

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when no women are on the issuer’s board or if its board’s gender diversity level does not meet a higher standard established by the relevant country’s corporate governance code and generally accepted best practice.

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when the relevant country’s corporate governance code contains a minimally acceptable threshold for racial/ethnic diversity and the board does not appear to meet this expectation.

Return on Equity

The Funds shall vote FOR the most senior executive at an issuer in Japan if the only reason the Proxy Advisory Firm withholds its recommendation results from the issuer underperforming in terms of capital efficiency or issuer performance (e.g., net losses or low return on equity (ROE)).

Compensation Practices

The Funds may WITHHOLD support from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the issuer and its shareholders.

“Say on Pay” Responsiveness. The Funds shall consider compensation committee members on a CASE-BY-CASE basis for failure to sufficiently address compensation concerns prompting significant opposition to the most recent advisory vote on executive officers’ compensation, “Say on Pay”, or continuing to maintain problematic pay practices, considering such factors as the level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure, among others.

“Say on Pay Frequency”. The Funds shall WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors due to the issuer’s failure to include a “Say on Pay” proposal and/or a “Say on Pay Frequency” proposal when required pursuant to SEC or market regulatory provisions; or implemented a “Say on Pay Frequency” schedule that is less frequent than the frequency most recently preferred by not less than a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a “Say on Pay” proposal or adequate disclosure of the compensation structure.

Commitments. The Funds shall vote FOR compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g., burn rate) if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, the Funds shall consider such proposal on a CASE-BY-CASE basis if the issuer does not rectify the practice prior to the issuer’s next annual general meeting.

For markets in which the issuer has not followed market practice by submitting a resolution on executive remuneration/compensation, the Funds shall consider remuneration/compensation committee members on a CASE-BY-CASE basis.

Accounting Practices

The Funds shall consider audit committee members, the issuer’s CEO or Chief Financial Officer (“CFO”) when nominated as directors, or the board chair or lead director on a CASE-BY-CASE basis if poor accounting practice concerns are raised, considering, but not limited to, the following factors:

●	Audit committee failed to remediate known ongoing material weaknesses in the issuer’s internal controls for more than one year;
●	Issuer has not yet had a full year to remediate the concerns since the time such issues were identified; and/or
●	Issuer has taken adequate steps to remediate the concerns cited that would typically include removing or replacing the responsible executives and the concerning issues do not recur.

The Funds shall vote FOR audit committee members, or the issuer’s CEO or CFO when nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function during the majority of the time period relevant to the concerns cited.

The Funds shall WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the issuer has failed to disclose audit fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

The Funds shall consider directors on a CASE-BY-CASE basis when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g., a merger or an acquisition), material failures, inadequate oversight, scandals, malfeasance, or negligent internal controls at the issuer or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:

●	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
●	The director has been directly implicated resulting in arrest, criminal charge, or regulatory sanction.

The Funds shall consider members of the nominating committee on a CASE-BY-CASE basis when an issuer nominates a director who is subject to any of the above concerns to serve on its board.

The Funds shall vote AGAINST applicable directors due to share pledging concerns factoring in the pledged amount, unwinding time, and any historical concerns raised. Responsibility shall be assigned to the pledgor, where the pledged amount and unwinding time are deemed significant and therefore an unnecessary risk to the issuer.

The Funds shall WITHHOLD support from (a) all members of the governance committee or nominating committee if a formal governance committee has not been established, and (b) directors holding shares with superior voting rights if the issuer is controlled by means of a dual class share with superior/exclusive voting rights and does not have a reasonable sunset provision (e.g., fewer than five (5) years).

The Funds shall WITHHOLD support from incumbent directors (tenure of more than one year) if (a) no governance or nominating committee directors are under consideration or the issuer does not have governance or nominating committees, and (b) no director holding the shares with superior voting rights is under consideration; otherwise, the Funds shall consider all directors on a CASE-BY-CASE basis. Investment Professionals who have daily portfolio management responsibility for such issuers may be required to submit a recommendation to the AO Team.

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or function as a diminution of shareholder rights and which are not specifically addressed under these Guidelines, or (b) failing to remove or subject to a reasonable sunset provision in its by-laws.

Anti-Takeover Measures

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer implements excessive anti-takeover measures.

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer fails to remove restrictive “poison pill” features, ensure a “poison pill” expiration, or submits the “poison pill” in a timely manner to shareholders for vote unless an issuer has implemented a policy that should reasonably prevent abusive use of its “poison pill”.

Board Responsiveness

The Funds shall vote FOR directors if the majority-supported shareholder proposal has been reasonably addressed.

○	Proposals seeking shareholder ratification of a “poison pill” provision may be deemed reasonably addressed if the issuer has implemented a policy that should reasonably prevent abusive use of the “poison pill”.

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if a shareholder proposal received majority support and the board has not disclosed a credible rationale for not implementing the proposal.

The Funds shall WITHHOLD support on a director if the board has not acted upon the director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting; and shall consider such directors on a CASE-BY-CASE basis if the issuer has a controlling shareholder(s).

The Funds shall vote FOR directors in cases in which an issue relevant to the majority negative vote has been adequately addressed or cured and which may include sufficient disclosure of the board’s rationale.

Board–Related Proposals

Classified/Declassified Board Structure

The Funds shall vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

The Funds shall vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

The Funds shall vote FOR management proposals to adopt or amend board structures unless the resulting change(s) would mean the board would not meet Independence Expectations.

For issuers in Japan, the Funds shall vote FOR proposals seeking a board structure that would provide greater independent oversight.

Board Size

The Funds shall vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, the Funds shall vote AGAINST a proposal if the issuer seeks to remove shareholder approval rights or the board fails to meet market independence requirements.

Director and Officer Indemnification and Liability Protection

The Funds shall consider proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis using Delaware law as the standard.

The Funds shall vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating their collective duty of care.

The Funds shall vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation such as negligence.

Director and Officer Indemnification and Liability Protection

The Funds shall vote in accordance with the Proxy Advisory Firm’s standards (e.g., overly broad provisions).

Discharge of Management/Supervisory Board Members

The Funds shall vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled) unless concerns surface relating to the past actions of the issuer’s auditors or directors, or legal or other shareholders take regulatory action against the board.

The Funds shall vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of the issuer’s or its board’s broader practices.

Establish Board Committee

The Funds shall vote FOR shareholder proposals that seek creation of a key board committee.

The Funds shall vote AGAINST shareholder proposals requesting creation of additional board committees or offices except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

The Funds shall vote AGAINST proposals that allow removal of directors only for cause.

The Funds shall vote FOR proposals to restore shareholder ability to remove directors with or without cause.

The Funds shall vote AGAINST proposals that allow only continuing directors to elect replacement directors to fill board vacancies.

The Funds shall vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

The Funds shall vote AGAINST such shareholder stock ownership requirement proposals.

Term Limits / Retirement Age

The Funds shall vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards.

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

The Funds shall vote FOR proposals seeking an annual “Say on Pay”, and AGAINST those seeking less frequent “Say on Pay”.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

The Funds shall vote FOR if it is an ANNUAL vote unless the issuer already provides an annual shareholder vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

The Funds shall vote FOR management proposals seeking ratification of the issuer’s executive compensation structure unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative Proxy Advisory Firm recommendation.

Listed below are examples of compensation practices and provisions and respective consideration and treatment under these Guidelines that factor in whether the issuer has provided reasonable rationale/disclosure for such factors or the proposal in its entirety.

The Funds shall consider on a CASE-BY-CASE basis:

●	Short-Term Investment Plans for which the board has exercised discretion to exclude extraordinary items;
●	Retesting in connection with achievement of performance hurdles;
●	Long-Term Incentive Plans for which executives already hold significant equity positions;
●	Long-Term Incentive Plans for which the vesting or performance period is too short or stringency of performance criteria is called into question;
●	Pay Practices (or combination of practices) that appear to have created a misalignment between executive(s) compensation pay and performance regarding shareholder value;
●	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”); and/or
●	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

The Funds shall vote AGAINST:

●	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.);
●	Single Trigger Severance provisions that do not require an actual change in control to be triggered;
●	Plans that allow named executive officers to have material input into setting their own compensation;
●	Short-Term Incentive Plans in which treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains);
●	Long-Term Incentive Plans in which performance measures hurdles/measures are set based on a backward-looking performance period;
●	Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices (e.g., relative to multiple of annual compensation); and/or
●	Compensation structures at externally managed issuers (EMI) or externally managed REITs (EMR) that lack adequate disclosure based on the Proxy Advisory Firm’s assessment.

Golden Parachutes

The Funds shall vote to ABSTAIN regarding “golden parachutes” if it is determined that the Funds would not have an economic interest in such arrangements (e.g., in the case of an all-cash transaction, regardless of payout terms, amounts, thresholds, etc.).

However, if an economic interest exists, vote AGAINST proposals due to:

●	Single or modified-single trigger severance provisions;
●	Total Named Executive Officer (“NEO”) payout as a percentage of the total equity value;
●	Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout;
●	Excessive payout; and/or
●	Recent material amendments or new agreements that incorporate problematic features.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

The Funds shall consider compensation and employee benefit plans, including those in connection with OBRA3, or the issuance of shares in connection with such plans on a CASE-BY-CASE basis. The Funds shall vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

3 OBRA is an employee-funded defined contribution plan for certain employees of publicly held companies.

The Funds shall vote FOR a plan, if:

●	Board independence is the only concern;
●	Amendment places a cap on annual grants;
●	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA;
●	Amendment adds performance-based goals to comply with Section 162(m) of OBRA; and/or
●	Cash or cash-and-stock bonus components are approved for exemption from taxes under Section 162(m) of OBRA.
○	The Funds shall give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

The Funds shall vote AGAINST a plan if it:

●	Exceeds recommended costs (U.S. or Canada);
●	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment;
●	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure);
●	Permits deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors;
●	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice;
●	Permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice;
●	Permits plan administrators to benefit from the plan as potential recipients;
●	Permits for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.);
●	Permits for post-employment vesting or exercise of options if deemed inappropriate;
●	Permits plan administrators to make material amendments without shareholder approval; and/or
●	Permits procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (Toronto Stock Exchange Issuers)

The Funds shall vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

The Funds shall vote AGAINST such proposals.

Matching Share Plans

The Funds shall vote AGAINST such proposals if the matching share plan does not meet recommended standards considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

The Funds shall vote FOR cash-based proposals.

The Funds shall vote AGAINST performance-based equity-based proposals and patterns of excessive pay.

Bonus Payments (Japan)

The Funds shall vote FOR if all bonus payments are for directors or auditors who have served as executives of the issuer and AGAINST if any bonus payments are for outsiders.

Bonus Payments – Scandals

The Funds shall vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability for any malfeasance may be attributable to the nominee.

The Funds shall consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors where culpability for malfeasance may not be attributable to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

The Funds shall vote FOR management proposals seeking a specific treatment (e.g., double-trigger or pro-rata) of equity that vests upon change in control unless evidence exists of abuse in historical compensation practices.

The Funds shall vote AGAINST shareholder proposals regarding the treatment of equity if change(s) in control severance provisions are double-triggered. The funds shall vote FOR the proposal if such provisions are not double-triggered.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

The Funds shall vote FOR such compensation arrangements if:

●	The primary concerns raised would not result in a negative vote under these Guidelines on a management “Say on Pay” proposal or the relevant board or committee member(s);
●	The issuer has provided adequate rationale and/or disclosure; or
●	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Severance Provisions

The Funds shall vote AGAINST new or materially amended plans, contracts, or payments that include a single trigger change in control severance provisions or do not require an actual change in control in order to be triggered.

The Funds shall vote FOR shareholder proposals seeking double triggers on change in control severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

The Funds shall consider on a CASE-BY-CASE basis shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

The Funds shall vote AGAINST shareholder proposals requiring mandatory issuer stock holding periods for officers and directors.

Submit Severance and Termination Payments for Shareholder Ratification

The Funds shall vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if the listing exchange requires ratification thereof.

3-	Audit-Related

Auditor Ratification and/or Remuneration

The Funds shall vote FOR management proposals except in such cases as indicated below.

The Funds shall consider auditor ratification and/or remuneration on a CASE-BY-CASE basis if:

●	The Proxy Advisory Firm raises questions of auditor independence or disclosure including the auditor selection process;
●	Total fees for non-audit services exceed 50 percent of aggregated auditor fees (including audit-related fees, and tax compliance and preparation fees as applicable); or
●	Evidence exists of excessive compensation relative to the size and nature of the issuer.

The Funds shall vote AGAINST an auditor ratification and/or remuneration proposal if the issuer has failed to disclose audit fees.

The Funds shall vote FOR shareholder proposals that ask the issuer to present its auditor for ratification annually.

Auditor Independence

The Funds shall consider shareholder proposals asking issuers to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

The Funds shall vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

The Funds shall vote AGAINST auditor indemnification proposals.

Independent Statutory Auditors (Japan)

The Funds shall vote AGAINST an independent statutory auditor proposal if the candidate is or was affiliated with the issuer, its primary bank(s), or one of its top shareholders.

The Funds shall vote AGAINST incumbent directors implicated in scandals, malfeasance, or at issuers exhibiting poor internal controls.

The Funds shall vote FOR remuneration so long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), no evidence of abuse is evident, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market independence standards.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

The Funds shall vote FOR management proposals relating to advance notice period requirements provided that the period requested is in accordance with applicable law and no material governance concerns have arisen regarding the issuer.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

The Funds shall vote FOR such proposal if the change or policy is editorial in nature or if shareholder rights are protected.

The Funds shall vote AGAINST such proposal if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders including cases in which the issuer failed to opt out of a law that affects shareholder rights (e.g., staggered board).

The Funds shall, with respect to article amendments for Japanese issuers:

●	Vote FOR management proposals to amend an issuer’s articles to expand its business lines in line with its current industry;
●	Vote FOR management proposals to amend an issuer’s articles to provide for an expansion or reduction in the size of the board unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns;
●	If anti-takeover concerns exist, the Funds shall vote AGAINST management proposals including bundled proposals to amend an issuer’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense; and/or
●	Follow the Proxy Advisory Firm’s guidelines relating to management proposals regarding amendments to authorize share repurchases at the board’s discretion, and vote AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low) and in cases in which the issuer trades at below book value or faces a real likelihood of substantial share sales, or in which this amendment is bundled with other amendments that are clearly in shareholders’ interest.

Majority Voting Standard

The Funds shall vote FOR proposals that seek director election via an affirmative majority vote in connection with a shareholder meeting provided such vote contains a plurality carve-out for contested elections and provided such standard does not conflict with applicable law in the issuer’s country of incorporation.

The Funds shall vote FOR amendments to corporate documents or other actions promoting a majority standard.

Cumulative Voting

The Funds shall vote FOR shareholder proposals to restore or permit cumulative voting.

The Funds shall vote AGAINST management proposals to eliminate cumulative voting if the issuer:

●	Is controlled;
●	Maintains a classified board of directors; or
●	Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if an issuer plans to declassify its board or adopt a majority voting standard.

Confidential Voting

The Funds shall vote FOR management proposals to adopt confidential voting.

The Funds shall vote FOR shareholder proposals that request issuers to adopt confidential voting, use independent tabulators, and use independent election inspectors so long as the proposals include clauses for proxy contests as follows:

●	In the case of a contested election management should be permitted to request that the dissident group honors its confidential voting policy;
●	If the dissidents agree the policy shall remain in place; and
●	If the dissidents do not agree the confidential voting policy shall be waived.

Fair Price Provisions

The Funds shall consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

The Funds shall vote AGAINST fair price provisions containing shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

The Funds shall vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure based on the Proxy Advisory Firm’s approach to evaluating such proposals.

The Funds shall vote FOR shareholder proposals that ask an issuer to submit its poison pill for shareholder ratification or to redeem that poison pill in lieu thereof, unless:

●	Shareholders have approved the plan’s adoption;
●	The issuer has already implemented a policy that should reasonably prevent abusive use of the poison pill; or
●	The board had determined that it was in the best interest of shareholders to adopt a poison pill without delay, provided that such plan shall be put to shareholder vote within twelve months of adoption or expire and would immediately terminate if not approved by a majority of the votes cast.

The Funds shall consider shareholder proposals to redeem an issuer’s poison pill on a CASE-BY-CASE basis.

Proxy Access

The Funds shall vote FOR proposals to allow shareholders to nominate directors and list those nominees in the issuer’s proxy statement and on its proxy card, provided that criteria meet the Funds’ internal thresholds and that such standard does not conflict with applicable law in the country in which the issuer is incorporated. The Funds shall consider shareholder and management proposals that appear on the same agenda on a CASE-BY-CASE basis.

The Funds shall vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

The Funds shall consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

The Funds shall vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the issuer (“Exclusive Forum”) if the issuer’s state of incorporation is the same as its proposed Exclusive Forum, otherwise they shall consider such proposals on a CASE-BY-CASE basis.

Reincorporation Proposals

The Funds shall consider proposals to change an issuer’s state of incorporation on a CASE-BY-CASE basis.

The Funds shall vote FOR management proposals not assessed as:

●	A potential takeover defense; or
●	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if assessed as such the Funds shall consider management’s rationale for the change.

The Funds shall vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

The Funds shall vote AGAINST shareholder reincorporation proposals not supported by the issuer.

Shareholder Advisory Committees

The Funds shall consider proposals to establish a shareholder advisory committee on a CASE-BY-CASE basis.

Right to Call Special Meetings

The Funds shall vote FOR management proposals to permit shareholders to call special meetings.

The Funds shall consider management proposals to adjust the thresholds applicable to call a special meeting on a CASE-BY-CASE basis.

The Funds shall vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following apply:

●	Company does not currently permit shareholders to do so;
●	Existing ownership threshold is greater than 25 percent; or
●	Sole concern relates to a net-long position requirement.

Written Consent

The Funds shall vote AGAINST shareholder proposals seeking the right to act via written consent if the issuer:

●	Permits shareholders to call special meetings;
●	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
●	Has otherwise demonstrated its accountability to shareholders (e.g., the issuer has reasonably addressed majority-supported shareholder proposals).

The Funds shall vote FOR shareholder proposals seeking the right to act via written consent if the above conditions are not present.

The Funds shall vote AGAINST management proposals to eliminate the right to act via written consent.

State Takeover Statutes

The Funds shall consider proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) on a CASE-BY-CASE basis.

Supermajority Shareholder Vote Requirement

The Funds shall vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements, except:

The Funds shall consider such proposals on a CASE-BY-CASE basis if the issuer has shareholder(s) holding significant ownership percentages and retaining existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

The Funds shall vote AGAINST proposals to implement and FOR proposals to eliminate time-phased or other forms of voting that do not promote a “one share, one vote” standard.

5-	Capital and Restructuring

The Funds shall consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless they utilize a contrary recommendation from the relevant Investment Professional(s).

The Funds shall vote AGAINST proposals authorizing excessive board discretion.

Capital

Common Stock Authorization

The Funds shall consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds shall be utilized in evaluating such proposals. In cases in which such requests are above the allowable threshold the Funds shall utilize an issuer-specific qualitative review (e.g., considering rationale and prudent historical usage).

The Funds shall vote FOR proposals within the Proxy Advisory Firm’s permissible thresholds or those in excess of but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the issuer states that the additionally issued stock may be used as a takeover defense.

The Funds shall vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when an issuer’s shares are at risk of delisting.

Notwithstanding the above, the Funds shall vote AGAINST:

●	Proposals to increase the number of authorized shares of a class of stock if these Guidelines do not support the issuance which the increase is intended to service (e.g., merger or acquisition proposals).

Dual Class Capital Structures

The Funds shall vote AGAINST:

●	Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a “one share, one vote” standard, contain a sunset provision of five years or fewer to avert bankruptcy or generate non-dilutive financing, or are not designed to increase the voting power of an insider or significant shareholder).
●	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in issuers that have dual-class capital structures.

The Funds shall vote FOR proposals to eliminate dual-class capital structures.

General Share Issuances / Increases in Authorized Capital

The Funds shall consider specific issuance requests on a Case-by-Case basis based on the proposed use and the issuer’s rationale.

The Proxy Advisory Firm’s assessment shall govern Fund voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares.

Preemptive Rights

The Funds shall consider shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them on a CASE-BY-CASE basis. In evaluating proposals on preemptive rights, the Funds shall consider an issuer’s size and shareholder base characteristics.

Adjustments to Par Value of Common Stock

The Funds shall vote FOR management proposals to reduce the par value of common stock unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock considering the Proxy Advisory Firm's support of special circumstances such as mergers or acquisitions in addition to the following criteria:

The Funds shall consider on a CASE-BY-CASE basis proposals to increase the number of shares of “blank check” preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures including a review of:

●	Past performance (e.g., board governance, shareholder returns, and historical share usage); and
●	The current request (e.g., rationale, whether shares are “blank check” and “declawed”, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

The Funds shall vote AGAINST proposals authorizing issuance of preferred stock or creation of new classes of preferred stock having unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

The Funds shall vote FOR proposals to issue or create “blank check” preferred stock in cases in which the issuer expressly states that the stock shall not be used as a takeover defense or not utilize a disparate voting rights structure.

The Funds shall vote AGAINST in cases in which the issuer expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

The Funds shall vote FOR proposals to authorize or issue preferred stock in cases in which the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Fund voting decisions should generally be based on the Proxy Advisory Firm’s approach, and the Funds shall:

●	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders;
●	Vote FOR the creation/issuance of convertible preferred stock so long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests; and
●	Vote AGAINST the creation of:

(1) A new class of preference shares that would carry superior voting rights to common shares; or

(2) “Blank check” preferred stock unless the board states that the authorization shall not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

The Funds shall vote FOR shareholder proposals requesting shareholder ratification of “blank check” preferred stock placements other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

The Funds shall vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms but vote AGAINST plans containing terms favoring selected parties.

The Funds shall vote FOR management proposals to cancel repurchased shares.

The Funds shall vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate market volume or duration parameters.

The Funds shall consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

The Funds shall vote FOR management proposals to increase common share authorization for a stock split provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

The Funds shall consider management proposals to implement a reverse stock split on a CASE-BY-CASE considering management’s rationale and/or disclosure if the split constitutes a capital increase that effectively exceeds the Proxy Advisory Firm’s permissible threshold due to the lack of a proportionate reduction in the number of shares authorized.

Allocation of Income and Dividends

With respect to Japanese and South Korean issuers, the Funds shall consider management proposals concerning income allocation and the dividend distribution, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis voting with the Proxy Advisory Firm’s recommendations to oppose such proposals for cases in which:

●	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
●	The payout is excessive given the issuer’s financial position.

The Funds shall vote FOR such issuer management proposals in other markets.

The Funds shall vote AGAINST proposals in which issuers seek to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda the Funds shall vote FOR the management proposal if the proposal meets the support conditions described above and shall vote AGAINST the shareholder proposal; otherwise, the Funds shall consider such proposals on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives

The Funds shall vote FOR most stock (scrip) dividend proposals but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

The Funds shall consider the creation of tracking stock on a CASE-BY-CASE basis giving primary consideration to the input from relevant Investment Professional(s).

Capitalization of Reserves

The Funds shall vote FOR proposals to capitalize the issuer’s reserves for bonus issues of shares or to increase the par value of shares unless the Proxy Advisory Firm raises concerns not otherwise supported under these Guidelines.

Debt Instruments and Issuance Requests (International)

The Funds shall vote AGAINST proposals authorizing excessive board discretion to issue or set terms for debt instruments (e.g., commercial paper).

The Funds shall vote FOR debt issuances for issuers when the gearing level (current debt-to-equity ratio) does not exceed the Proxy Advisory Firm’s defined thresholds.

The Funds shall vote AGAINST proposals in which the debt issuance will result in an excessive gearing level as set forth in the Proxy Advisory Firm’s defined thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Fund voting decisions are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

The Funds shall consider proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis.

Financing Plans

The Funds shall vote FOR the adoption of financing plans if they are in shareholders’ best economic interests.

Investment of Company Reserves (International)

The Funds shall consider such proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings

The Funds shall vote FOR a proposal not typically supported under these Guidelines if a key proposal such as a merger transaction is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

The Funds shall consider such proposals on a case-by-case basis based on the Proxy Advisory Firm’s evaluation approach if the relevant Investment Professional(s) do not provide input with regard thereto.

Waiver on Tender-Bid Requirement

The Funds shall consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the issuer has provided a reasonable rationale for the request.

Related Party Transactions

The Funds shall vote FOR approval of such transactions, unless the agreement requests a strategic move outside the issuer’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental and Social Issues

Environmental and Social Proposals

Institutional shareholders now routinely scrutinize shareholder proposals regarding environmental and social matters. Accordingly, in addition to governance risks and opportunities, issuers should also assess their environmental and social risks and opportunities as they pertain to stakeholders including their employees, shareholders, communities, suppliers, and customers.

Issuers should adequately disclose how they evaluate and mitigate such material risks in order to allow shareholders to assess how well the issuers mitigate and leverage their social and environmental risks and opportunities. Issuers should adopt disclosure methodologies considering recommendations from the Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TCFD), or Global Reporting Initiative (GRI) to foster uniform disclosure and to allow shareholders to assess risks across issuers.

Accordingly, the Funds shall vote FOR proposals related to environmental, sustainability and corporate social responsibility if the issuer’s disclosure and/or its management of the issue(s) appears inadequate relative to its peers and if the proposal:

●	applies to the issuer’s business,
●	enhances long-term shareholder value,
●	requests more transparency and commitment to improve the issuer’s environmental and/or social risks,
●	aims to benefit the issuer’s stakeholders,
●	is reasonable and not unduly onerous or costly, or
●	is not requesting data that is primarily duplicative to data the issuer already publicly provides.

Environmental

The Funds shall vote FOR proposals relating to environmental impact that reasonably:

●	aim to reduce negative environmental impact, including the reduction of greenhouse gas emissions and other contributing factors to global climate change; and/or
●	request disclosure relating to how the issuer addresses its climate impact.

Social

The Funds shall vote FOR proposals relating to corporate social responsibility that request disclosure of how the issuer manages its:

●	employee and board diversity; and/or
●	human capital management, human rights, and supply chain risks.

Approval of Donations

The Funds shall vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. The Funds shall otherwise vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

The Funds shall consider proposals for which the Proxy Advisory Firm recommends voting AGAINST on a CASE-BY-CASE basis.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For issuers in the United Kingdom, the Funds shall consider such proposals on a CASE-BY-CASE basis assessing whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports

The Funds shall vote AGAINST such proposals if concerns exist regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

The Funds shall consider such proposals on a CASE-BY-CASE basis if other concerns exist regarding severance/termination payments.

The Funds shall vote AGAINST such proposals if concerns exist regarding the issuer’s financial accounts and reporting, including related party transactions.

The Funds shall vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm resulting from concerns regarding board independence or inclusion of non-independent directors on the audit committee.

The Funds shall vote FOR such proposals if the only reason for a negative Proxy Advisory Firm recommendation is to express disapproval of broader issuer or board practices.

Other Business

The Funds shall vote AGAINST proposals for Other Business.

Adjournment

The Funds shall vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.

The Funds shall vote AGAINST when not presented with a primary proposal, such as a merger, and a proposal on the ballot is opposed.

The Funds shall consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

The Funds shall vote FOR management proposals requesting a corporate name change.

Multiple Proposals

The Funds may vote FOR multiple proposals of a similar nature presented as options to the issuer management’s favored course of action, provided that:

●	Support for a single proposal is not operationally required;
●	No single proposal is deemed superior in the interest of the Fund(s); and
●	Each proposal would otherwise be supported under these Guidelines.

The Funds shall vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

The Funds shall vote FOR such proposals if all of the bundled items are supported under these Guidelines.

The Funds shall consider such proposals on a CASE-BY-CASE basis if one or more items are not supported under these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction pertains to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); the Funds shall WITHHOLD support if the Proxy Advisory Firm recommends that course of action.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

The Funds shall vote FOR the establishment of new classes or series of shares.

Hiring and Terminating Sub-advisers

The Funds shall vote FOR management proposals that authorize the board to hire and terminate sub-advisers.

Master-Feeder Structure

The Funds shall vote FOR the establishment of a master-feeder structure.

Establishing Director Ownership Requirement

The Funds shall vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Vincent Costa is chief investment officer, equities at Voya Investment Management and also serves as a portfolio manager for the active quantitative and fundamental large cap value strategies. Previously at Voya, he was head of portfolio management for quantitative equity. Prior to joining Voya, he managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company. Vinnie earned an MBA in finance from New York University's Stern School of Business, a BS in quantitative business analysis from Pennsylvania State University and is a CFA® Charterholder.

Steven Wetter is a portfolio manager on the quantitative equity team at Voya Investment Management responsible for the index, research enhanced index and smart beta strategies. Prior to joining Voya, Steve was co-head of international indexing at BNY Mellon responsible for managing ETFs, index funds and quantitative portfolios. Prior to that, he held similar positions at Northern Trust and Bankers Trust. Steve earned an MBA in finance from New York University's Stern School of Business and a BA from the University of California at Berkeley.

Susanna Jacob is head of strategy research for Multi-Asset Strategies and Solutions (MASS) at Voya Investment Management, responsible for research and design for multi-asset and systematic strategies. Previously at Voya, she was a quantitative strategist for MASS. Prior to joining Voya, Susanna was part of the startup investment team at Quadratic Capital, founded as a multi-asset absolute return global macro strategy, responsible for bottom-up quantitative modelling and investment insights. Prior to that, Susanna was a director at BlackRock, where her responsibilities included systematic trading processes, leveraging high frequency insights and contributing to innovative quantitative research for the scientific active equity and global macro portfolios. Previously, she worked at Citadel, developing and enhancing research and implementation of derivatives trading strategies, and at Goldman Sachs, where she helped transform the quantitative efforts in algorithmic trading for institutional investors. Susanna earned an MBA in finance from New York University's Stern School of Business and a BE in instrumentation technology with honors from University of Mysore (India).

Justin Montminy is a portfolio manager for the closed end equity funds and a quantitative analyst on the quantitative equity team at Voya Investment Management. Prior to joining Voya, he was a treasury associate with Citadel LLC, focusing on repo financing and cash management. Justin earned an MBA in finance from New York University Stern School of Business and a BS in finance from the University of Illinois at Urbana-Champaign. He is a CFA® Charterholder.

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 29, 2024, unless otherwise indicated.

Voya Global Equity Dividend and Premium Opportunity Fund (IGD)

	Mutual Funds Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steven Wetter	35	$26,932,428,773	9	$101,612,803	3	$469,974,042
Vincent Costa	22	$9,918,708,973	32	$562,185,437	18	$894,992,999
Susanna Jacob	5	981,994,134	0	$0	0	$0
Justin Montminy	5	981,994,134	0	$0	0	$0

(a)(2)(iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, VIM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

(a)(3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 29, 2024, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Fund Shares Owned
Vincent Costa	None

Susanna Jacob	None

Justin Montminy	None

Steven Wetter	None

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	Total Number of Shares (or Units) Purchased	Average Monthly Price Paid Per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Mar 1-31, 2023	188,899	$5.03	188,899	6,593,944
April 1-30, 2023	149,132	$5.07	149,132	7,956,357
May 1-31, 2023	0	$0.00	0	7,956,357
June 1-30, 2023	0	$0.00	0	7,956,357
July 1-31, 2023	0	$0.00	0	7,956,357
Aug 1-31, 2023	0	$0.00	0	7,956,357
Sept 1-30, 2023	0	$0.00	0	7,956,357
Oct 1-31, 2023	274,277	$4.82	274,277	7,682,080
Nov 1-30, 2023	271,643	$4.88	271,643	7,410,437
Dec 1-31, 2023	0	$0.00	0	7,410,437
Jan 1-31, 2024	0	$0.00	0	7,410,437
Feb 1-29, 2024	0	$0.00	0	7,410,437
Total	883,951		883,951

*Effective April 1, 2023, the Registrant announced the Fund could purchase up to 10% of its stock in open-market transactions through March 31, 2024.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Bank of New York Mellon serves as the securities lending agent. As the securities lending agent, The Bank of New York Mellon administers the securities lending program.

The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Fund	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Total Aggregate fees/compensation paid to securities lending agent or broker	Net Securities Income
Voya Global Equity Dividend and Premium Opportunity Fund	None	None	None	None	None	None	None

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Global Equity Dividend and Premium Opportunity Fund

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: May 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: May 9, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 9, 2024